UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  September 21, 2010

TrustCo Bank Corp NY
(Exact name of registrant as specified in its charter)

NEW YORK	0-10592	14-1630287
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number

5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
(Address of principal executive offices)

(518) 377-3311
(Registrant’s Telephone Number,
Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TrustCo Bank Corp NY

Item 8.01.	Other Events

On September 21, 2010, the Registrant’s Board of Directors adopted a resolution stating that it was policy of the Registrant to not, without prior shareholder approval, issue any series of preferred stock for any defensive or anti-takeover purpose, for the purpose of implementing any shareholder rights plan or with features specifically intended to make any attempted acquisition of the Registrant more difficult or costly. The resolution also noted that, within the foregoing limits, the Registrant may issue preferred stock for capital raising transactions, acquisitions, joint ventures or other corporate purposes even if such issuance may have the effect of making an  acquisition of the Registrant more difficult or costly.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 21, 2010

TrustCo Bank Corp NY
(Registrant)

By:	/s/ Robert T. Cushing
Robert T. Cushing
Executive Vice President and
Chief Financial Officer